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                                                                   EXHIBIT 10.48

                                AMENDMENT NO. 3
                                      TO
               VASTAR RESOURCES, INC. CAPITAL ACCUMULATION PLAN
                          __________________________


Pursuant to the resolutions adopted by Board of Directors on October 15, 1997, the Vastar Resources, Inc. Capital Accumulation Plan (the "Plan") is hereby amended effective as of November 1, 1997:

Paragraph 10.1 of the Plan is amended to read as follows:

     "10.1   Amendment of Plan

             (a) Except as provided in Subparagraph 10.1(b), the Plan may be amended by the Board of Directors of Vastar Resources, Inc.

             (b) A committee consisting of the Vice President, Human Resources, the Vice President and Controller, the Vice President and General Counsel, and the General Tax Officer of Vastar Resources, Inc. may amend the Plan under the following circumstances:

                 (i)   Legally required changes;

                 (ii)  Improvement of administrative efficiency;

                 (iii) Implementation of contractual commitments made by the
                       Company regarding matters relating to acquisitions, divestitures, joint ventures or mergers and any matter negotiated pursuant to a collective bargaining agreement;

                 (iv) Implementation of any transfer of assets, merger or spin-off of plan assets among plans within the Company; or

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                 (v)   Implementation of participation in the Plan by
                       Subsidiaries or Affiliates of the Company.

             (c) No amendment shall reduce the account of any Member as of the date of such amendment."


Executed this 30th day of December, 1997.


ATTEST                                 VASTAR RESOURCES, INC.



BY: /s/ JONATHAN D. EDELFELT           By: /s/ JEFFREY M. BENDER
    -------------------------             ---------------------
    JONATHAN D. EDELFELT                  JEFFREY M. BENDER
    Associate Secretary                   Vice President
                                          Human Resources

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